                                                                 Exhibit 10.8(h)
                                                                 EXECUTION

                         LIMITED WAIVER AND EXTENSION

                           Dated as of June 15, 2001


PlanVista Corporation
3501 Frontage Road
Tampa, Florida   33607
Attention:  Phillip S. Dingle, President & Chief Executive Officer

Ladies and Gentlemen:

          Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (n/k/a PlanVista Corporation) (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001 (the "First Amendment"), the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001, the Limited Waiver and Consent thereto dated as of April 30, 2001, the Limited Waiver and Consent thereto dated as of May 4, 2001 (the "May Limited Waiver") and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          The Borrower has requested that Required Lenders: (i) waive any Default or Event of Default which may have occurred under Section 11.1(b) of the Credit Agreement as a result of the Borrower's failure to make the payments required by Section 2.3(b)(iii)(I) of the Credit Agreement; (ii) waive the requirement set forth in the May Limited Waiver as a condition to its effectiveness that the Administrative Agent receive that certain Letter of Credit No. S165884 issued by First Union for the account of The New England Life Insurance Co. in the current outstanding amount of $6,000,000 (the "TNE Letter of Credit"), (iii) waive the restrictions contained in Sections 10.1 and 10.3 of the Credit Agreement and reaffirm their consent under the May Limited Waiver to waive the restrictions contained in Sections 8.2(a) and 10.6, in each case to the extent necessary to permit the Borrower to consummate the Subject Asset Sale (as defined in the May Limited Waiver); (iv) waive the Reimbursement Obligation of the Borrower pursuant to Section 3.5 of the Credit Agreement solely with respect to any drawing
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under the TNE Letter of Credit or the Ron Davi Letters of Credit; (v) extend the
June 15, 2001 date set forth in the first full paragraph on page 3 of the May Limited Waiver to June 20, 2001; and (vi) extend the June 30, 2001 date set forth in Section 2.D of the First Amendment to August 31, 2001.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive any Default or Event of Default which may have occurred or be continuing under Section 11.1(b) of the Credit Agreement solely as a result of the Borrower's failure to make a mandatory prepayment of the Loans of tax refunds received for the Fiscal Year 2000 as required by Section 2.3(b)(iii)(I) of the Credit Agreement.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with the requirement set forth in the May Limited Waiver as a condition to its effectiveness that the Administrative Agent shall have received the TNE Letter of Credit, which Letter of Credit is required thereby to be returned to the Administrative Agent undrawn in its entirety or if drawn upon the Administrative Agent is required to receive a cash payment equal to any amount drawn on such Letter of Credit (the "TNE Requirement").

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 10.1 and 10.3 of the Credit Agreement to permit the Borrower to (i) incur Indebtedness on the terms of that certain 6% Subordinated Secured Convertible Note to be made by the Borrower in favor of the Purchaser (as defined in the May Limited Waiver) in the aggregate principal amount of $5,000,000 (the "Subordinated Note") and (ii) grant Liens on the terms of the Subordinated Note, that certain Subordination Agreement by and between First Union, as Administrative Agent and Lender, and the Purchaser, and that certain Security and Pledge Agreement among the Borrower, the Subsidiaries of the Borrower and the Purchaser, in each case in connection with the Subject Asset Sale and solely to the extent necessary to permit the Borrower to consummate the Subject Asset Sale pursuant to the terms of the Stock Purchase Agreement (as defined in the May Limited Waiver), as amended. The undersigned Required Lenders hereby reaffirm their consent to waive compliance with Sections 8.2(a) and 10.6 of the Credit Agreement solely to the extent necessary to permit the Borrower to consummate the Subject Asset Sale pursuant to the terms of the Stock Purchase Agreement, as amended; provided that each of the conditions set forth in the
                       --------
first full paragraph on page 2 of the May Limited Waiver are met.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with the Reimbursement Obligation of the Borrower set forth in Section 3.5 of the Credit Agreement solely with respect to any drawing under the TNE Letter of Credit or the Ron Davi Letters of Credit.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to extend: (i) the June 15, 2001 date set forth in the first full paragraph on page 3 of the May Limited Waiver to June 20, 2001 and (ii) the June 30, 2001 date set forth in Section 2.D of the First Amendment to August 31, 2001.

                                       2
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          In order to induce the Required Lenders to enter into this Limited
Waiver and Extension, the Borrower agrees as follows: (i) to pay to the Administrative Agent for the benefit of Lenders a waiver fee ("Waiver Fee") in the amount of $172,500 which Waiver Fee shall be payable in cash on the earlier of (x) the Final Maturity Date and (y) the date on which the Loans have been repaid in full, the Revolving Loan Commitments terminated, all outstanding Letters of Credit replaced or cash collateralized and all other Obligations then due and owing paid in full. For the avoidance of doubt, this Limited Waiver and Extension shall be deemed a Loan Document and any failure by the Borrower to comply with any term, covenant or condition hereof shall constitute an immediate Event of Default.

          Except as expressly provided in this Limited Waiver and Extension, the Credit Agreement, the May Limited Waiver and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 2.3(b)(iii)(I), 3.5, 10.6 and 11.1(b) of the Credit Agreement and the TNE Requirement of the May Limited Waiver in manner and to the extent described above and nothing in this Limited Waiver and Extension shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Sections 2.3(b)(iii)(I), 3.5, 10.6 and 11.1(b) of the Credit Agreement or the May Limited Waiver in any other instance or (ii) any other term or condition of the Credit Agreement, the May Limited Waiver or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement, the May Limited Waiver or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the May Limited Waiver or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

          Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Extension and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Extension, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that: (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing; (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Extension; and (iii) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by

                                       3
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the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Extension, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          This Limited Waiver and Extension may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver and Extension shall become effective as of the date hereof upon the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

          THIS LIMITED WAIVER AND EXTENSION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Extension to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                        FIRST UNION NATIONAL BANK,
                                        individually and as Administrative Agent


                                        By: /s/ Matthew Berk
                                            ------------------------------------
                                            Name:  Matthew Berk
                                            Title: Authorized Officer


                                        CREDIT LYONNAIS, NEW YORK BRANCH, as a
                                        Lender

                                        By: /s/ John-Charles Van Essche
                                            ------------------------------------
                                            Name:  John-Charles Van Essche
                                            Title: Vice President


                                        SUNTRUST BANK, as a Lender


                                        By: /s/ Samuel M. Ballesteros
                                            ------------------------------------
                                            Name:  Samuel M. Ballesteros
                                            Title: Director


                                        FLEET NATIONAL BANK, as a Lender


                                        By: /s/ Fred P. Lucy, II
                                            ------------------------------------
                                            Name:  Fred P. Lucy, II
                                            Title: Vice President


                                        SOUTHTRUST BANK, as a Lender


                                        By: /s/ B. E. Dishman
                                            ------------------------------------
                                            Name:  B. E. Dishman
                                            Title: Vice President

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                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEEBANK BA "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH, as a
                                        Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BANK OF AMERICA, N.A., as a Lender


                                        By: /s/ Mark E. Moody
                                           -------------------------------------
                                           Name:  Mark E. Moody
                                           Title: Senior Vice President


                                        AMSOUTH BANK, as a Lender


                                        By: /s/ William R. Hoog
                                           -------------------------------------
                                           Name:  William R. Hoog
                                           Title: Vice President


                                        HIBERNIA NATIONAL BANK, as a Lender


                                        By: /s/ Tammy Angelety
                                           -------------------------------------
                                           Name:  Tammy Angelety
                                           Title: Vice President


                                        FIFTH THIRD BANK, CENTRAL OHIO, as a
                                        Lender


                                        By: /s/ Mark Ransom
                                           -------------------------------------
                                           Name:  Mark Ransom
                                           Title: Vice President

                                        BORROWER:


                                        PLANVISTA CORPORATION, as Borrower

                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Chairman and Chief Executive
                                                  Officer


                                        OTHER CREDIT PARTIES:


                                        HEALTHPLAN SERVICES, INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Secretary


                                        PLANVISTA SOLUTIONS, INC. (f/k/a
                                        NATIONAL PREFERRED PROVIDER
                                        NETWORK, INC.)


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Chief Executive Officer


                                        NATIONAL NETWORK SERVICES, INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Secretary and Treasurer


                                        QUALITY MEDICAL ADMINISTRATORS, INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Secretary and Treasurer

                                        AMERICAN BENEFIT PLAN ADMINISTRATORS,
                                        INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Secretary


                                        HPS OF DELAWARE LLC (f/k/a CENTRA
                                        HEALTHPLAN LLC)


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title:  President


                                        HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE
                                        BENEFIT SERVICES, INC.)


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: President


                                        GROUP BENEFIT ADMINISTRATORS INSURANCE
                                        AGENCY, INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Clerk


                                        HEALTHPLAN SERVICES INSURANCE AGENCY,
                                        INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Clerk

                                        HEALTHPLAN SERVICES INSURANCE AGENCY OF
                                        ILLINOIS, INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Secretary and Treasurer


                                        MONTGOMERY MANAGEMENT CORPORATION


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Secretary and Treasurer


                                        PROHEALTH, INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: President and Chief Executive
                                                  Officer


                                        HPS OF MISSOURI, INC. (f/k/a REH AGENCY
                                        OF MISSOURI, INC.)



                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Secretary and Treasurer


                                        SOUTHERN NEVADA ADMINISTRATORS, INC.


                                        By: /s/ Phillip S. Dingle
                                           -------------------------------------
                                           Name:  Phillip S. Dingle
                                           Title: Secretary